UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2006

CPG INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	333-134089	20-2779385
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

801 Corey Street,
Scranton, PA		18505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (570) 346-8797

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Event

On September 7, 2006, management of CPG International Inc. (the “Company”) issued a press release announcing the appointment of Michael Kapuscinski to the position of Chief Technologist to lead the Company in technology development and facility expansion.  Mr. Kapuscinski previously held the position of Executive Vice President-Production.  The Company also appointed Robert Donlon to Vice President and General Manager of Scranton Products Inc., the wholly-owned subsidiary of the Company, which focuses on sales and manufacturing of commercial building products.  Mr. Donlon previously held the position of General Manager for Scranton Products Inc.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release dated September 7, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPG INTERNATIONAL INC.

By:	/s/ Scott Harrison
Scott Harrison
Senior Vice President and
Chief Financial Officer

Dated: September 7, 2006